EXHIBIT 23.1 - CONSENT OF CROWE CHIZEK AND COMPANY LLC, INDEPENDENT AUDITORS


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                         CONSENT OF INDEPENDENT AUDITORS

We consent to the incorporation by reference in Registration Statement Nos. 33-44393, 33-79274, and 33-02049 on Form S-8 of The First of Long Island Corporation of our report dated January 16, 2004 appearing in this annual report on Form 10-K of The First of Long Island Corporation for the year ended December 31, 2003.


                                              Crowe Chizek and Company LLC

Morristown, New Jersey
March 9, 2004


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